                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                                October 1, 1994


                          Commission File No. 1-4087



                           Ply Gem Industries, Inc.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



   Delaware                         1-4087                     11-1727150
- - ---------------              ---------------------         -------------------
(State or other              (Commission File No.)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                  777 Third Avenue, New York, New York  10017
                  -------------------------------------------
                   (Address of Principal Executive Offices)


                Registrant's Telephone Number:  (212) 832-1550
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Items 1 - 4.  Not Applicable.
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Item 5.  Other Events
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         On October 1, 1994 the Board of Directors of the Company approved a plan to improve profitability and position the Company for long-term growth. The Company will record a third quarter one-time non-recurring pretax charge of $36.3 million consisting of a restructuring charge and other non-recurring items. The charge includes $14 million of non-cash charges for asset write-offs including facility closures. A copy of the Press Release issued by the Company is attached hereto as an Exhibit.


Items 6 - 8.  Not Applicable.
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                                  SIGNATURES
                                  ----------



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 18, 1994

                                             PLY GEM INDUSTRIES, INC.


                                             /s/ Paul Bogutsky
                                        By:  ------------------------
                                                 Paul Bogutsky
                                                 Vice President